Acquisitions, Joint Ventures and Other Activity	12 Months Ended
Dec. 31, 2011
Acquisitions, Joint Ventures And Other Activity [Abstract]
Acquisitions, Joint Ventures and Other Activity [Abstract]
4.	Acquisitions, Joint Ventures and Other Activity

Acquisition Activity. The acquisitions described below, as well as the pending acquisition discussed at Note 15, are in furtherance of the part of the Company's business strategy that calls for the acquisition of hospitals and other ancillary health care businesses in non-urban communities. The Company's acquisitions are typically financed using a combination of available cash balances, proceeds from sales of available-for-sale securities, borrowings under revolving credit agreements and other long-term financing arrangements.

2011 Acquisitions. On September 30, 2011, a subsidiary of the Company, Knoxville HMA Holdings, LLC ("HMA Knoxville"), acquired from Catholic Health Partners and its subsidiary Mercy Health Partners, Inc. ("Mercy") substantially all of the assets of Mercy's seven general acute care hospitals in east Tennessee. Those hospitals are as follows:

•	Mercy Medical Center St. Mary's in Knoxville (401 licensed beds);

•	Mercy Medical Center North in Powell (108 licensed beds);

•	Mercy Medical Center West in Knoxville (101 licensed beds);

•	St. Mary's Jefferson Memorial Hospital in Jefferson City (58 licensed beds);

•	St. Mary's Medical Center of Campbell County in LaFollette (66 licensed beds);

•	St. Mary's Medical Center of Scott County in Oneida (25 licensed beds); and

•	Baptist Hospital of Cocke County in Newport (74 licensed beds).

HMA Knoxville also acquired (i) substantially all of Mercy's ancillary health care operations that are affiliated with the aforementioned Tennessee-based hospitals (collectively those ancillary facilities are licensed to operate 74 beds) and (ii) Mercy's former Riverside hospital campus (which is licensed to operate 293 beds). The Company's east Tennessee hospital and health care network is now collectively referred to as Tennova Healthcare. See Note 10 for information regarding the Company's treatment of St. Mary's Medical Center of Scott County and the former Riverside hospital campus as discontinued operations on the date of acquisition. The total purchase price for this acquisition was approximately $532.4 million in cash. Additionally, HMA Knoxville assumed certain long-term lease obligations and will make maintenance and capital expenditures at the acquired hospitals. This acquisition was financed with available cash balances, which included the proceeds from sales of available-for-sale securities, and bank financing, which is described at Note 2(d).

Effective May 1, 2011, one of the Company's subsidiaries acquired a 95% equity interest in a company that owns and operates Tri-Lakes Medical Center, a 112-bed general acute care hospital in Batesville, Mississippi, and certain related health care operations. The total purchase price for the Company's 95% equity interest was approximately $38.8 million in cash. During the year ended December 31, 2011, certain of the Company's subsidiaries also acquired ten ancillary health care businesses for aggregate cash consideration of $23.3 million.

2010 Acquisitions. Effective October 1, 2010, certain subsidiaries of the Company acquired from Wuesthoff Health Systems, Inc. the following general acute care hospitals and certain related health care operations: (i) 298-bed Wuesthoff Medical Center in Rockledge, Florida; and (ii) 115-bed Wuesthoff Medical Center in Melbourne, Florida. The total purchase price for this acquisition was approximately $152.0 million in cash.

Effective July 1, 2010, certain subsidiaries of the Company acquired from Shands HealthCare a 60% equity interest in each of the following general acute care hospitals and certain related health care operations: (i) 99-bed Shands Lake Shore hospital in Lake City, Florida; (ii) 15-bed Shands Live Oak hospital in Live Oak, Florida; and (iii) 25-bed Shands Starke hospital in Starke, Florida. Shands HealthCare or one of its affiliates continues to hold a 40% equity interest in each of these hospitals and any related health care operations. The total purchase price for the Company's 60% equity interests in these three hospitals was approximately $21.5 million in cash. One of the Company's subsidiaries also entered into a lease extension for Shands Lake Shore hospital through June 30, 2040. Under the related operating agreements, Shands HealthCare may require the Company to purchase its 40% equity interest in one or more of the three abovementioned hospitals if the Company experiences a change of control. The purchase price in this regard would be set at the fair market value of the equity interests being acquired.

During the year ended December 31, 2010, certain subsidiaries of the Company also acquired six ancillary health care businesses, including one in which the Company held a pre-acquisition minority equity interest, through: (i) the issuance of subsidiary equity securities valued at approximately $3.1 million; (ii) the payment of cash consideration of $18.0 million; and (iii) the assumption of a capital lease agreement.

2009 Acquisitions. Effective December 1, 2009, certain subsidiaries of the Company acquired the Sparks Health System in Fort Smith, Arkansas, which included, among other things, a 492-bed general acute care hospital, physician practices and other related health care operations. The total purchase price for this acquisition was approximately $138.2 million in cash. Additionally, effective September 30, 2009, a subsidiary of the Company issued equity securities valued at approximately $9.2 million to acquire certain ancillary health care businesses.

Other. The Company's acquisitions are accounted for using the purchase method of accounting. The Company uses estimated exit price fair values as of the date of acquisition to (i) allocate the related purchase price to the assets acquired and liabilities assumed and (ii) record noncontrolling interests. Management uses a variety of techniques to estimate exit price fair values, including, but not limited to, valuation methodologies that derive fair values using a market approach based on comparable transactions and an approach based on depreciated replacement cost. The Company recorded incremental goodwill during each of the years ended December 31, 2011, 2010 and 2009 because the final negotiated purchase price in certain completed acquisitions exceeded the fair value of the net tangible and intangible assets acquired. Most of the goodwill that was added in 2011 and 2010 is expected to be tax deductible whereas the goodwill added in 2009 is generally non-deductible.

The Company incurred approximately $5.0 million, $0.9 million and $0.3 million of acquisition-related costs that were included in other operating expenses in the consolidated statements of income during the years ended December 31, 2011, 2010 and 2009, respectively. Amounts paid for acquisition-related costs are included in net cash provided by continuing operating activities in the consolidated statements of cash flows.

The table below summarizes the purchase price allocations for the acquisitions that were completed during the three-year period ended December 31, 2011; however, in some cases, such purchase price allocations are preliminary and remain subject to future refinement as the Company gathers supplemental information.

	Years Ended December 31,
	2011	2010	2009
	(in thousands)
Assets acquired:
Current and other assets	$25,762	$10,643	$—
Property, plant and equipment	499,900	190,364	139,645
Intangible and other long-term assets	59,606	—	—
Goodwill	89,910	27,305	7,733

Total assets acquired	675,178	228,312	147,378

Liabilities assumed:
Current liabilities	(13,725)	(1,395)	—
Capital lease obligations and related other	(61,307)	(11,690)	—

Total liabilities assumed	(75,032)	(13,085)	—

Net assets acquired	$600,146	$215,227	$147,378

During the three months ended December 31, 2011, the Company updated its acquisition accounting for the Mercy acquisition. Among other things, the Company recorded entries during that period to adjust the September 30, 2011 balances to (i) increase property, plant and equipment and other long-term liabilities by approximately $33.6 million and $19.2 million, respectively, and (ii) reduce goodwill by $12.8 million.

The intangible assets that were acquired during 2011 as part of the Company's acquisitions were primarily contractual rights to operate hospitals and other health care facilities (approximately $43.9 million, including $1.1 million allocated to discontinued operations) and non-compete arrangements ($8.4 million). The Company amortizes those intangible assets on a straight-line basis with no residual value over the remaining terms of the related contracts. The weighted average future amortization periods for the intangible assets acquired during the year ended December 31, 2011 are 7.7 years and 4.8 years for the contractual operating rights and non-compete arrangements, respectively.

A rollforward of the Company's goodwill is summarized in the table below (in thousands).

	Years Ended December 31,
	2011	2010

Balances at the beginning of the year	$909,470	$881,365
Current year acquisition activity	89,910	27,305
Adjustments for prior period acquisitions, including income tax matters, net	—	800

Balances at the end of the year	$999,380	$909,470

The operating results of entities acquired by the Company's subsidiaries are included in the Company's consolidated financial statements from the date of acquisition. If an acquired entity was subsequently sold, closed or is being held for sale, its operations are included in discontinued operations, which are discussed at Note 10.

The table below sets forth certain combined pro forma financial information as if the Mercy acquisition had closed on January 1, 2010 (in thousands, except per share data).

	Years Ended December 31,
	2011	2010

Net revenue before the provision for doubtful accounts	$6,294,419	$5,708,518
Consolidated net income	207,518	174,679
Net income attributable to Health Management Associates, Inc.	182,303	152,500
Earnings per share attributable to Health Management Associates, Inc. common stockholders:
Basic	$0.72	$0.61
Diluted	0.71	0.61

The 2011 pro forma amounts for net income and earnings per share in the above table have been adjusted to exclude approximately $4.8 million of acquisition-related expenses for the abovementioned Mercy acquisition. However, there were no 2011 or 2010 pro forma adjustments made to reflect potential cost reductions or operating efficiencies. Accordingly, the combined pro forma financial information is for comparative purposes only and is not necessarily indicative of the results that the Company would have experienced if the Mercy acquisition had actually occurred on January 1, 2010 or that may occur in the future. During the three months ended December 31, 2011, the Mercy hospitals and their related health care entities (i.e., Tennova Healthcare) contributed $152.5 million and $4.0 million of net revenue before the provision for doubtful accounts to continuing operations and discontinued operations, respectively. During that same period, Tennova Healthcare's losses from continuing operations and discontinued operations were $1.6 million and $1.7 million, respectively. Included in Tennova Healthcare's other operating expenses from continuing operations during the three months ended December 31, 2011 was $12.9 million of restructuring costs, consisting primarily of severance pay and related health and welfare benefits.

Joint Ventures and Redeemable Equity Securities. As of December 31, 2011, the Company had established joint ventures to own/lease and operate 28 of its hospitals. Local physicians and/or other health care entities own minority equity interests in each of the joint ventures and participate in the related hospital's governance. The Company owns a majority of the equity interests in each joint venture and manages the related hospital's day-to-day operations.

Novant Health, Inc. Prior to January 1, 2009, Novant Health, Inc. and one or more of its affiliates (collectively, "Novant") acquired from the Company (i) a 27% equity interest in a limited liability company that then owned/leased and operated the Company's seven general acute care hospitals in North Carolina and South Carolina (the "Carolina Joint Venture") and (ii) certain property, plant and equipment of the physician practices that were affiliated with those hospitals. Novant also assumed full operational and fiscal responsibility for such physician practices; however, the Company was required to partially subsidize the related losses, if any, for a period of up to three years in an amount not to exceed $4.0 million per annum (the "Physician Subsidy"). Effective October 1, 2009, the Carolina Joint Venture was restructured as described below, resulting in a gain of approximately $10.4 million ($0.03 per diluted share) that has been included in discontinued operations under gains (losses) on sales of assets and related other. The portion of the gain attributable to the remeasurement of the Company's retained interest in each of Franklin Regional Medical Center and Upstate Carolina Medical Center was nominal. The realized gain was determined after allocating $14.3 million of goodwill to those hospitals.

(i)	all of the equity interests in Davis Regional Medical Center in Statesville, North Carolina, Sandhills Regional Medical Center in Hamlet, North Carolina, Carolina Pines Regional Medical Center in Hartsville, South Carolina and Chester Regional Medical Center in Chester, South Carolina were distributed from the Carolina Joint Venture to the Company;

(ii)	Franklin Regional Medical Center in Louisburg, North Carolina and Upstate Carolina Medical Center in Gaffney, South Carolina continue to be owned by the Carolina Joint Venture; however, Novant now manages both hospitals and receives 99% of the net profits, net losses, free cash flow and capital accounts of those hospitals (effectively reducing the Company's interest in each hospital from 73% to 1%);

(iii)	Lake Norman Regional Medical Center in Mooresville, North Carolina continues to be owned by the Carolina Joint Venture and managed by the Company (subject to certain management rights expressly delegated to Novant); however, Novant now receives 30% of the net profits, net losses, free cash flow and capital accounts of the hospital (effectively a 3% increase in Novant's interest in the hospital);

(iv)	the Company paid Novant approximately $7.6 million, which included the purchase of certain assets used by physicians previously employed by Novant who returned to the Company's employment. Additionally, the Company agreed to make ten annual installment payments of $200,000 to Novant, the first of which was in January 2010;

(v)	Novant may require the Company to purchase its 30% interest in Lake Norman Regional Medical Center for the greater of $150.0 million or the fair market value of such interest in the hospital. This right is contingent on a change of control (excluding certain changes of control wherein the Company's senior executive management team is retained); and

(vi)	the Company's remaining Physician Subsidy obligation, if any, was cancelled.

As a result of the Carolina Joint Venture restructuring, Franklin Regional Medical Center and Upstate Carolina Medical Center have been included in discontinued operations (see Note 10).

Redeemable Equity Securities and Other. When completing a joint venture transaction, the Company subsidiary that is a party to the joint venture customarily issues equity securities that provide the noncontrolling shareholders with a unilateral right to require the Company's subsidiary to redeem such securities (typically at the lower of the original investment or fair market value). As recorded in the consolidated balance sheets, redeemable equity securities represent (i) the minimum amounts that can be unilaterally redeemed for cash by noncontrolling shareholders in respect of their subsidiary equity holdings and (ii) the initial unadjusted estimated fair values of certain contingent rights held by Novant and Shands HealthCare, which are described above. As of December 31, 2011 and through February 17, 2012, the mandatory redemptions requested by noncontrolling shareholders in respect of their subsidiary equity holdings have been nominal.

A rollforward of the Company's redeemable equity securities is summarized in the table below (in thousands).

	Years Ended December 31,
	2011	2010	2009

Balances at the beginning of the year	$201,487	$182,473	$48,868
Noncontrolling shareholder interests in an acquired business	2,046	—	—
Investments by noncontrolling shareholders	—	5,679	65,063
Purchases of subsidiary shares from and distributions to noncontrolling shareholders	(2,890)	(1,032)	(29)
Estimated fair values of noncontrolling shareholders' contingent rights	—	14,367	68,571

Balances at the end of the year	$200,643	$201,487	$182,473

Management believes it is not probable that the contingent rights of Novant and Shands HealthCare will vest because there are no circumstances known to management that would trigger the requisite change of control provision with either party. Accordingly, insofar as the contingent rights are concerned, the carrying values of the related redeemable equity securities have not been adjusted since being initially recorded.

The table below presents certain information regarding the changes in the ownership interests of Health Management Associates, Inc. in its consolidated subsidiaries as a result of the abovementioned 2009 joint venture activity (in thousands). No similar disclosures are required for the years ended December 31, 2011 and 2010.

Net income attributable to Health Management Associates, Inc.	$138,182
Changes in the additional paid-in capital of Health Management Associates, Inc. due to:
Sale of subsidiary shares to a noncontrolling shareholder	2,019
Purchase of subsidiary shares from a noncontrolling shareholder	(6,594)
Incremental costs of certain transactions with noncontrolling shareholders	(1,054)

Net transfers to a noncontrolling shareholder and related other	(5,629)

Change from net income attributable to Health Management Associates, Inc., net transfers to a noncontrolling shareholder and related other	$132,553